Exhibit 10.2

VOTING AGREEMENT

This VOTING AGREEMENT, dated as of November 17, 2017 (this “Agreement”), is by and between FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (“FNF”), and CANNAE HOLDINGS, INC., a Delaware corporation (“Splitco”).

RECITALS:

WHEREAS, subject to the receipt of the approval of the shareholders of FNFV Common Stock and the satisfaction or, where applicable, waiver of certain other conditions, FNF will, pursuant to that certain Reorganization Agreement, dated as of November 17, 2017 (the “Reorganization Agreement”), by and between FNF and Splitco, complete the Split-Off (as defined in the Reorganization Agreement);

WHEREAS, pursuant to the Reorganization Agreement and prior to the consummation of the Redemption (as defined in the Reorganization Agreement), FNF will, or will have caused its Subsidiaries to take, all actions that are necessary or appropriate to implement and accomplish the subscription for an aggregate of 5,706,134 shares of Splitco Common Stock (as defined in the Reorganization Agreement) by certain Subsidiaries of FNF for a payment as consideration in cash in an aggregate amount of $100,000,000 to Splitco (the “Subscription”, and such shares owned by FNF or its Subsidiaries, collectively, pursuant to the Subscription, the “FNF Splitco Shares”); and

WHEREAS, Splitco and FNF desire to enter this Agreement in order to set forth certain obligations of FNF relating to Splitco, the Splitco Common Stock and the FNF Splitco Shares following the date hereof.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt of which are hereby acknowledged, each of the parties hereby agree as follows:

1.1          Certain Definitions.

(a)           As used in this Agreement and the schedules hereto, “Beneficial Owner” and “Beneficial Ownership” and words of similar import have the meaning assigned to such terms in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, and a Person’s Beneficial Ownership of securities shall be calculated in accordance with the provisions of such Rules.

(b)           For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Reorganization Agreement.

1.2          Agreement to Vote FNF Splitco Shares and Related Matters.

(a)           Voting Splitco Common Shares.  From and after the Effective Time and until the termination of this Agreement in accordance with its terms, at any meeting of the stockholders of Splitco however called (or any action by written consent in lieu of a meeting) or any adjournment or postponement thereof, FNF shall appear at such meeting of stockholders or otherwise cause the FNF Splitco Shares to be counted as present thereat for the purpose of establishing a quorum, and vote all of the FNF Splitco Shares (or cause them to be voted) or (as appropriate) execute (or cause to be executed) written consents in respect thereof, in the same manner as, and in the same proportion to, all shares voted by holders of Splitco Common Stock (other than FNF and its Subsidiaries) at any such meeting of the stockholders of Splitco or under any such other circumstances upon which a vote, consent or other approval (including by written consent in lieu of a meeting) is sought by or from the stockholders of Splitco.  Any such vote shall be cast (or consent shall be given) by FNF or its Subsidiaries, as applicable, in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote (or consent).

(b)           Additional Shares.  In the event of any stock split, stock dividend or other change in the capital structure of Splitco affecting the Splitco Common Stock, the number of shares of Splitco Common Stock constituting the FNF Splitco Shares shall be adjusted appropriately, and this Agreement and the obligations hereunder shall be deemed amended and shall attach to any additional shares of Splitco Common Stock.

1.3          Covenants.

(a)           From the date hereof until the termination of this Agreement in accordance with its terms, FNF shall not, and shall cause its Subsidiaries not to, directly or indirectly, (i) other than pursuant to Section 1.2 of this Agreement, deposit any FNF Splitco Shares into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any FNF Splitco Shares, (ii) take any action that would have the effect of preventing or materially delaying FNF from performing any of its obligations under this Agreement, or (iii) agree (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i) or (ii) of this Section 1.3(a);

(b)           Each party hereto hereby further agrees that it shall not take any action or enter into any agreement restricting or limiting in any material respect its ability to timely and fully to perform all of its material obligations under this Agreement.

1.4          Representations and Warranties of FNF.

(a)           FNF hereby represents and warrants that:

(i)            Authorization and Validity of Agreement.  FNF has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.  The execution, delivery and performance by FNF of this Agreement and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by the board of directors and, to the extent required by law, its stockholders, and no other corporate or other action on its part is necessary to authorize the execution and delivery by FNF of this Agreement, the performance by it of its obligations hereunder and thereunder and the consummation by it of the transactions contemplated hereby and thereby.  This

Agreement has been duly executed and delivered by FNF and each is, or will be, a valid and binding obligation of FNF, enforceable in accordance with its terms.

(ii)           No Approvals or Notices Required; No Conflict with Instruments.  The execution, delivery and performance by FNF of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default under, or result in the creation of any Lien (as defined below) upon any of its assets pursuant to the terms of, the charter or bylaws (or similar formation or governance instruments) of such party, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its assets are bound, or any law, rule, regulation, or Order of any court or Governmental Authority having jurisdiction over it or its properties.

(iii)          Ownership of Shares.  Upon completion of the Split-Off, FNF and its Subsidiaries, as applicable, will be the Beneficial Owner(s) of the FNF Splitco Shares, in each case, free and clear of all pledges, liens, proxies, claims, charges, security interests, preemptive rights, voting trusts, voting agreements, options, rights of first offer or refusal and any other encumbrances whatsoever with respect to the ownership, transfer or other voting of such FNF Splitco Shares (collectively, “Liens”), other than encumbrances created by this Agreement and any restrictions on transfer under applicable federal and state securities laws.

1.5          Representations and Warranties of Splitco.

(a)           Splitco hereby represents and warrants that:

(i)            Authorization and Validity of Agreement.  Splitco has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.  The execution, delivery and performance by Splitco of this Agreement and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by the board of directors and, to the extent required by law, its stockholders, and no other corporate or other action on its part is necessary to authorize the execution and delivery by Splitco of this Agreement, the performance by it of its obligations hereunder and thereunder and the consummation by it of the transactions contemplated hereby and thereby.  This Agreement has been duly executed and delivered by Splitco and each is, or will be, a valid and binding obligation of Splitco, enforceable in accordance with its terms.

(ii)           No Approvals or Notices Required; No Conflict with Instruments.  The execution, delivery and performance by Splitco of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default under, or result in the creation of any Lien upon any of its assets pursuant to the terms of, the charter or bylaws (or similar formation or governance instruments) of such party, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its assets are bound, or any law, rule, regulation, or Order of any court or Governmental Authority having jurisdiction over it or its properties.

1.6          Term; Termination.

Following the Effective Time, this Agreement shall terminate automatically, without further action of the parties hereto, upon the date on which FNF and its Subsidiaries no longer Beneficially Own shares of Splitco Common Stock.  No party hereto will be relieved from any liability for breach of this Agreement by reason of such termination.

1.7          Miscellaneous.

(a)           Expenses.  Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

(b)           Further Assurances.  At any time before or after the Closing, each party hereto covenants and agrees to make, execute, acknowledge and deliver such instruments, agreements, consents, assurances and other documents, and to take all such other commercially reasonable actions, as any other party may reasonably request and as may reasonably be required in order to carry out the purposes and intent of this Agreement and to implement the terms hereof.

(c)           Specific Performance.  Each party hereto hereby acknowledges that the benefits to the other party of the performance by such party of its obligations under this Agreement are unique and that the other party hereto is willing to enter into this Agreement only in reliance that such party will perform such obligations, and agrees that monetary damages may not afford an adequate remedy for any failure by such party to perform any of such obligations.  Accordingly, each party hereby agrees that the other party will have the right to enforce the specific performance of such party’s obligations hereunder and irrevocably waives any requirement for securing or posting of any bond or other undertaking in connection with the obtaining by the other party of any injunctive or other equitable relief to enforce their rights hereunder.

(d)           No Third-Party Beneficiaries.  Nothing expressed or referred to in this Agreement is intended or will be construed to give any Person other than the parties hereto and their respective successors and assigns any legal or equitable right, remedy or claim under or with respect to this Agreement, or any provision hereof, it being the intention of the parties hereto that this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their respective successors and assigns.

(e)           Notices.  All notices and other communications hereunder shall be in writing and shall be delivered in person, by facsimile (with confirming copy sent by one of the other delivery methods specified herein), by overnight courier or sent by certified, registered or express air mail, postage prepaid, and shall be deemed given when so delivered in person, or when so received by facsimile or courier, or, if mailed, three (3) calendar days after the date of mailing, as follows:

if to FNF or any of its Subsidiaries:                                               Fidelity National Financial, Inc.
1701 Village Center Circle
Las Vegas, Nevada 89134
Facsimile (702) 234-3251
Attention: General Counsel

if to Splitco:                                                                                                                                                                            Cannae Holdings, Inc.
1701 Village Center Circle
Las Vegas, Nevada 89134
Facsimile (702) 234-3251
Attention: General Counsel

or to such other address as the party to whom notice is given may have previously furnished to the other party in writing in the manner set forth above.

(f)            Entire Agreement.  This Agreement and the Reorganization Agreement (including the Exhibits and Schedules attached hereto and thereto) embodies the entire understanding among the parties relating to the subject matter hereof and thereof and supersedes and terminates any prior agreements and understandings among the parties with respect to such subject matter, and no party to this Agreement shall have any right, responsibility or Liability under any such prior agreement or understanding. Any and all prior correspondence, conversations and memoranda are merged herein and shall be without effect hereon.  No promises, covenants or representations of any kind, other than those expressly stated herein and in the other agreements referred to above, have been made to induce either party to enter into this Agreement.

(g)           Binding Effect; Assignment.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(h)           Governing Law; Jurisdiction; Waiver of Jury Trial.

(i)            This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that State, without giving effect to any choice or conflict of laws provisions or rules that would cause the application of the laws of any other jurisdiction.

(ii)           Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery

declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware).  Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts.  Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (A) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 1.7(h), (B) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) to the fullest extent permitted by the applicable Law, any claim that (1) the suit, action or proceeding in such court is brought in an inconvenient forum, (2) the venue of such suit, action or proceeding is improper or (3) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 1.7(e) shall be deemed effective service of process on such party.

(iii)          EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(i)            Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  Upon a determination that any provision of this Agreement is prohibited or unenforceable in any jurisdiction, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the provisions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

(j)            Amendments; Waivers.  Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  Except as otherwise provided herein, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Laws.  Any consent provided under this Agreement must be in writing, signed by the party against whom enforcement of such consent is sought.

(k)           No Strict Construction; Interpretation.

(i)            The parties hereto each acknowledge that this Agreement has been prepared jointly by the parties hereto and shall not be strictly construed against any party hereto.

(ii)           When a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to agreements and instruments include all attachments thereto and instruments incorporated therein.  References to a Person are also to its permitted successors and assigns and references to a party means a party to this Agreement.

(l)            Headings.  The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

(m)          Counterparts.  This Agreement may be executed in two or more identical counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement.  The Agreement may be delivered by facsimile or email scan transmission of a signed copy thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first above written.

FIDELITY NATIONAL FINANCIAL, INC.

By:	/s/ Michael L. Gravelle
Name:	Michael L. Gravelle
Title:	Executive Vice President, General Counsel and Corporate Secretary

CANNAE HOLDINGS, INC.

By:	/s/ Michael L. Gravelle
Name:	Michael L. Gravelle
Title:	Executive Vice President, General Counsel and Corporate Secretary

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